UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Pkwy, Suite 100 Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

 (Name and address of agent for service)

With Copies To:

Bo J. Howell

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, Ohio 45244

Registrant's telephone number, including area code: 800-934-5550

Date of fiscal year end: 06/30/2023

Date of reporting period: 06/30/2023

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the IMS Family of Funds, series of the 360 Funds (the “registrant”) for the year ended June 30, 2023 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

IMS Capital Value Fund

IMS Strategic Income Fund

Annual Report

June 30, 2023

Fund Adviser:

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

Toll Free (800) 934-5550

IMPORTANT NOTE: As permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request. Your election to receive reports in paper will apply to all funds held with the Fund complex/your financial intermediary.

IMS CAPITAL VALUE FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS (Unaudited)

Annual Report

June 30, 2023

Dear Fellow Shareholders,

The fiscal year ended June 30, 2023 produced some encouraging results for stocks. The U.S. Federal Reserve has continued to raise interest rates aggressively to combat inflation. This overwhelmed investors who feared a looming recession and the possible escalation of the Russia/Ukraine war to include nuclear weapons. As mentioned last year, some of the world’s largest and best companies with unique and dominant franchises such as Amazon, Google (Alphabet), Facebook (Meta), NVIDIA, Apple, Boeing and Microsoft became significantly undervalued in terms of both their historical price and their fundamental value measures. Our conviction to own these types of companies remained strong and our shareholders were rewarded handsomely over the past year.

In this environment, the IMS Capital Value Fund (the “Value Fund”) returned +29.83% for the fiscal year ended June 30, 2023. The Fund’s benchmark, the S&P 500® Index (“S&P 500”), returned +19.59% during the same period. The Value Fund’s one-year return beat its benchmark primarily due to the higher weightings of large cap growth companies that rebounded very strongly into 2023. By comparison, the Russell 1000 Growth Total Return Index, returned +27.11% over the same period.

Investors had to navigate many obstacles over the past year including rising inflation, continued tensions with China and Taiwan, war between Ukraine and Russia with no exit ramp, and rising interest rates.

The Value Fund’s best performers over the past year included NVIDIA Corp. (NVDA) +172.44%, General Electric Co. (GE) +122.98%, Meta “Facebook” (META) +75.05%, Tesla, Inc. (TSLA) +63.53% and Boeing Co. (BA) +52.52%. Four of the five companies were bought before the start of the fiscal year when their share prices were depressed and undervalued. We still see tremendous opportunities for future growth in all five of these stocks but not without short term volatility as we navigate through the remainder of 2023.

Some of the Value Fund’s worst performers included Domino’s Pizza (DPZ) -15.15%, Charles Schwab Corp. (SCHW) -9.63%, AbbVie Inc. (ABBV) -9.16% and Amgen, Inc. (AMGN) - 6.46%.

We seek to invest in a diversified portfolio of quality hand-picked, long term growth companies that are temporarily undervalued. Over the past 30 years, our prudent approach has been effective and we have remained true to our style even when it has gone in and out of favor. We thank you for investing alongside us in the IMS Capital Value Fund as we continue to focus on building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Capital Value Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns
	(for the years ended June 30, 2023)
	One Year	Five Years	Ten Years
IMS Capital Value Fund *	29.83%	7.66%	7.57%
S&P 500® Total Return Index **	19.59%	12.29%	12.85%

Total annual operating expenses, as disclosed in the Value Fund’s current prospectus dated October 31, 2022, were 1.82% of average daily net assets. IMS Capital Management, Inc. (the “Adviser”) has entered into an Expense Limitation Agreement with the Value Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Value Fund, if necessary, in an amount that limits the Value Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired funds fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Value Fund’s business, interest and dividend expense on securities sold short, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”)) to not more than 1.95% until and through at least October 31, 2023. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Value Fund within the three years from the date of the waiver or reimbursement, provided that the Value Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time of repayment.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The S&P 500® Total Return Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the S&P 500® Total Return Index.

Comparison of the Growth of a $10,000 Investment in the IMS Capital Value Fund and the S&P 500®

Total Return Index for the 10 Years Ended June 30, 2023 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2013 and held through June 30, 2023. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS STRATEGIC INCOME FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS (Unaudited)

Annual Report

June 30, 2023

Dear Fellow Shareholders,

As of June 30, 2023, the IMS Strategic Income Fund (the “Income Fund”) was invested in 97% bonds and 3% cash. (Investment grade bonds made up 54% of the Income Fund's portfolio which includes while high-yield bonds made up 43%. The 1-year period ending June 30, 2023, can be viewed as the world economies adapting to the shocks of 2020-2022: global stimulus, inflation, changing supply chain and inventory models. The U. S. Federal Reserve (the “Fed”) has slowed year over year CPI inflation to 3%, by raising interest rates from nearly 0% to over 5% in a very short time frame. The Fed’s favorite measure of core PCE inflation has fallen only to 4%, which means they might not be done raising rates. And still, the U.S. economy looks strong.

In this environment, the Income Fund returned +6.42% with dividends reinvested and outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Index”), which returned (0.94)%. The outperformance was from both high-yield bond and dividend-paying stock allocations. Over the 1-year period, high yield bonds returned +9.06% and the S&P 500 returned +19.59%. The Fund is strategic in nature and can derive its income from a variety of sources.

As of June 30, 2023, the Income Fund held 11 structured bonds, which equaled 28.9% of total net assets.  The Swap curve (30 year-2 year) has been inverted for over 15 months, the longest since 1979-1981.  One of the structured bonds is a range note, with the coupon barrier well below current market.  This bond continues to pay coupon.  The rest of the bonds are steepeners, a type of bond tied to the swap curve, and paid zero coupon for the entire fiscal year because the swap curve remained inverted.  After lost income, the second effect on performance was bond price.  Four of the structured bonds were higher than a year ago, seven were lower.  The net price effect was negative.  A year ago, we thought that the swap curve would normalize within to positive within a few months.  That did not happen, the steepeners bonds are currently unloved as estimates for when the Fed will lower interest rates keep getting pushed into the future.

Despite inflation being lower, the yield curve of risk-free Treasury rates was still higher than a year ago, pulled up by rising short rates. At the start of the Income Fund’s fiscal year, the 10-year Treasury yield was 3.02%, and ended at 3.84%. More importantly, the curve remains inverted. Short rates are higher than long rates. This is historically unusual. The last period of inversion was roughly 1979-1981, when Paul Volcker increased short rates to curb inflation much higher than we have today. Much of the Income Fund’s investment grade bond allocation are non-inversion notes, which suffer when the yield curve is inverted, but outperform during the longer normal periods when it is not. Other than unpredictable global politics, the great question remains on how much longer the world’s central banks will have to stand on the brakes to return inflation to acceptable levels. And specifically, when the Fed will start lowering rates.

The Income Fund has paid a monthly dividend since its inception in November, 2002, even during the worst markets. The Income Fund’s ability to be flexible allows us the opportunity to invest in a wide range of income-producing securities. We believe that the Fund’s 100% allocation to bonds and cash is prudent in the current environment. Going forward, we will generally have a strategic mix of carefully chosen bonds and a smaller percentage of income-producing stocks. We thank you for investing alongside us in the IMS Strategic Income Fund as we continue building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Strategic Income Fund

INVESTMENT RESULTS - (Unaudited)

	Average Annual Total Returns
	(for years ended June 30, 2023)
	One Year	Five Year	Ten Year
IMS Strategic Income Fund*	6.42%	2.83%	(3.39)%
Bloomberg Barclays U.S. Aggregate Bond Index**	(0.94)%	0.77%	1.51%

Total annual operating expenses, as disclosed in the Income Fund’s current prospectus dated October 31, 2022, were 2.78% of average daily net assets (1.97% after fee waivers/expense reimbursements by the Adviser). The Adviser as entered into an Expense Limitation Agreement with the Income Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Income Fund, if necessary, in an amount that limits the Income Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired funds fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Income Fund’s business, interest and dividend expense on securities sold short, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”)) to not more than 1.95% until and through at least October 31, 2023. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Income Fund within the three years from the date of the waiver or reimbursement, provided that the Income Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time of repayment.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-used indicator of the bond market. The index is market capitalization-weighted and is made up of U.S. bonds that are primarily investment grade and has a greater number of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the Bloomberg Barclays U.S. Aggregate Bond Index.

Comparison of the Growth of a $10,000 Investment in the IMS Strategic Income Fund and the

Bloomberg Barclays U.S. Aggregate Bond Index for the 10 Years Ended June 30, 2023 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2013 and held through June 30, 2023. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

FUND HOLDINGS - (Unaudited)

IMS Capital Value Fund Holdings as of June 30, 20231

1 As a percent of net assets.

The investment objective of the Value Fund is long-term growth from capital appreciation, and secondarily, income from dividends. The Value Fund typically invests in mid-cap securities, which the Adviser defines as those with a market capitalization of approximately $2 billion to $11 billion, and in large-cap securities, which the Adviser defines as those with a market capitalization of greater than $11 billion.

FUND HOLDINGS - (Unaudited) (continued)

IMS Strategic Income Fund Holdings as of June 30, 20231

Fixed Income Securities
Equity Securities
Money Market Securities
Other Assets in Excess of Liabilites, net
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
95.51%
0.00%
3.11%
1.38%

1 As a percent of net assets.

The investment objective of the Income Fund is current income, and a secondary objective of capital appreciation. In pursuing its investment objectives, the Income Fund will generally invest in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), money market instruments and cash equivalents. The Income Fund may also invest in structured products, such as reverse convertible notes, a type of structured note, and in 144A securities that are purchased in private placements and thus are subject to restrictions on resale (either as a matter of contract or under federal securities laws), but only where the Adviser has determined that a liquid trading market exists. Under normal circumstances, the Income Fund will invest at least 80% of its assets in dividend paying or other income producing securities.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2023 through June 30, 2023).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

IMS Funds	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period* January 1, 2023 – June 30, 2023
Capital Value Fund
Actual (+27.44%)	$1,000.00	$1,274.40	$11.11
Hypothetical**	$1,000.00	$1,015.00	$9.84
Strategic Income Fund
Actual (+3.94%)	$1,000.00	$1,039.40	$10.11
Hypothetical**	$1,000.00	$1,014.90	$9.99

*	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratios for the Capital Value Fund and the Strategic Income Fund were 1.97% and 2.00%, respectively.
**	Assumes a 5% annual return before expenses.

IMS Capital Value Fund
SCHEDULE OF INVESTMENTS
June 30, 2023

COMMON STOCK - 92.17%	Shares	Value

Communication Services - 11.40%
Alphabet, Inc. - Class C (a)	16,000	$1,935,520
Meta Platforms, Inc. - Class A (a)	8,200	2,353,236
T-Mobile U.S., Inc. (a)	2,600	361,140
		4,649,896
Consumer Discretionary - 15.21%
Airbnb, Inc. - Class A (a)	10,000	1,281,600
Amazon.com, Inc. (a)	14,560	1,898,042
Home Depot, Inc.	2,720	844,941
Starbucks Corp.	16,162	1,601,008
Tesla, Inc. (a)	2,200	575,894
		6,201,485
Consumer Staples - 1.79%
Costco Wholesale Corp.	700	376,866
PepsiCo, Inc.	1,900	351,918
		728,784
Energy - 1.69%
Chevron Corp.	2,200	346,170
Exxon Mobil Corp.	3,200	343,200
		689,370
Financials - 11.91%
Bank of America Corp.	12,600	361,494
Charles Schwab Corp.	11,530	653,520
JPMorgan Chase & Co.	2,700	392,688
US Bancorp	36,000	1,189,440
Wells Fargo & Co.	52,900	2,257,772
		4,854,914
Health Care - 8.61%
AbbVie, Inc.	7,600	1,023,948
Amgen, Inc.	1,500	333,030
Johnson & Johnson	4,000	662,080
Pfizer, Inc.	9,500	348,460
UnitedHealth Group, Inc.	2,379	1,143,443
		3,510,961
Industrials - 9.36%
Boeing Co. (a)	10,720	2,263,635
General Electric Co.	14,150	1,554,377
		3,818,012

IMS Capital Value Fund
SCHEDULE OF INVESTMENTS
June 30, 2023

COMMON STOCK - 92.17% (continued)	Shares	Value

Information Technology - 29.33%
Adobe, Inc. (a)	2,700	$1,320,273
Apple, Inc.	13,900	2,696,183
Broadcom, Inc.	590	511,784
Cisco Systems, Inc.	8,000	413,920
Intel Corp.	12,600	421,344
Microsoft Corp.	6,300	2,145,402
NVIDIA Corp.	9,000	3,807,180
QUALCOMM, Inc.	5,388	641,387
		11,957,473
Utilities - 2.87%
Vistra Corp.	44,600	1,170,750

TOTAL COMMON STOCK (Cost $28,213,729)		37,581,645

MONEY MARKET FUND - 7.94%
Federated Hermes Government Obligations Fund - Institutional Shares, 4.92% (b)	3,236,758	$3,236,758

TOTAL MONEY MARKET FUND (Cost $3,236,758)		3,236,758

INVESTMENTS AT VALUE (Cost $31,450,487) - 100.11%		$40,818,403

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.11)%		(46,020)

NET ASSETS - 100.00%		$40,772,383

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the 7-day effective yield at June 30, 2023, is subject to change and resets daily.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

CORPORATE BONDS - 66.61%	Principal Amount	Value
American Airlines Group, Inc. 3.750%, due 03/01/2025 (a)	$525,000	$497,986
AT&T, Inc., 3.650%, due 09/15/2059	650,000	452,281
Broadcom, Inc., 3.500%, due 02/15/2041 (a)	600,000	448,187
Corning, Inc., 5.450%, due 11/15/2079	500,000	450,814
Enterprise Products Operating LLC, 8.304%, due 08/16/2077 (b)	326,000	320,564
Ford Motor Co., 4.750%, due 01/15/2043	700,000	538,262
Mattel, Inc., 6.200%, due 10/01/2040	600,000	536,707
Meta Platforms, Inc., 4.650%, due 08/15/2062	525,000	460,255
Navient Corp., 5.625%, due 08/01/2033	675,000	507,600
Nordstrom, Inc., 5.000%, due 01/15/2044	650,000	451,418
Occidental Petroleum Corp., 6.450%, due 09/15/2036	500,000	512,899
Paramount Global, 4.900%, due 08/15/2044	700,000	512,261
Rite Aid Corp., 7.700%, due 02/15/2027	790,000	213,300
Royal Caribbean Cruises Ltd., 3.700%, due 03/15/2028	700,000	606,528
Service Properties Trust, 3.950%, due 01/15/2028	725,000	567,683
Staples, Inc., 10.750%, due 04/15/2027 (a)	750,000	435,949
Verizon Communications, Inc., 3.000%, due 11/20/2060	750,000	467,647

TOTAL CORPORATE BONDS (Cost $9,318,388)		7,980,341

STRUCTURED NOTES - 28.90%
Bank of Montreal Callable Barrier Notes - Series G, 6.000%, due 07/17/2028 - Canada (b) (c) (n)	600,000	525,180
Citigroup Global Markets Holdings, Inc., Callable Range Accrual Notes, 0.000%, 03/18/2037 (b) (m) (n)	550,000	373,615
Citigroup Global Markets Holdings, Inc. Callable Range Accrual Notes, 0.000%, due 04/16/2035 (b) (d) (n)	190,000	133,133
Citigroup Global Markets Holdings, Inc. Callable Fixed to Float Range Accrual Notes, 0.000%, due 01/29/2041 (b) (e) (n)	600,000	325,860
JPMorgan Chase Financial Co. LLC Callable Range Accrual Notes, 0.000%, due 01/25/2036 (b) (f) (n)	600,000	355,440
JPMorgan Chase Financial Co. LLC Callable Range Accrual Notes, 0.000%, due 02/26/2036 (b) (g) (n)	500,000	256,600
Morgan Stanley Fixed to Floating Rate Leveraged CMS and Index Linked Notes, 0.000%, due 08/30/2028 (b) (h) (n)	350,000	234,063
Morgan Stanley Fixed to Floating Rate Index Linked Notes, 0.000%, due 05/30/2034 (b) (i) (n)	600,000	328,500
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Note, 0.000%, 06/28/2034 - France (b) (j) (n)	325,000	215,637
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Note, 0.000%, 02/19/2036 - France (b) (k) (n)	600,000	409,560
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Note, 0.000%, 11/19/2036 - France (b) (l) (n)	450,000	304,110

TOTAL STRUCTURED NOTES (Cost $5,294,314)		3,461,698

IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

MONEY MARKET FUND - 3.11%	Shares	Value
Federated Hermes Government Obligations Fund - Institutional Shares, 4.92% (0)	372,836	$372,836

TOTAL MONEY MARKET FUND (Cost $372,836)		372,836

INVESTMENTS AT VALUE (Cost $14,985,538) - 98.62%		$11,814,875

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 1.38%		164,853

NET ASSETS - 100.00%		$11,979,728

Percentages are stated as a percent of net assets.

(a) Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional investors.

(b) Variable rate security. Rate shown represents the rate in effect at June 30, 2023.

(c) The notes will pay a Contingent Coupon on each Contingent Coupon Payment Date at the Contingent Interest Rate of 1.50% per quarter (approximately 6.00% per annum) if the closing level of each the NASDAQ 100® Index and the Russell 2000® Index (each a "Reference Asset" and, collectively, the "Reference Assets") Reference Asset on the applicable quarterly Observation Date is greater than its Coupon Barrier Level. However, if the closing level of any Reference Asset is less than or equal to its Coupon Barrier Level on an Observation Date, the notes will not pay the Contingent Coupon for that Observation Date.

(d) Contingent interest will accrue on the notes during each accrual period at 7.00% per annum only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the CMS spread is greater than the CMS spread barrier (meaning that CMS30 is greater than CMS2) on that day and (ii) the closing level of each underlying index, the Russell 2000® Index and Dow Jones Industrial AverageTM, on that day is greater than or equal to its accrual barrier level.

(e) The note will pay interest at a fixed rate of 7.25% per annum for the first 1.5 years following issuance. After the first 1.5 years, contingent interest will accrue on the securities during each accrual period at 7.25% only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the CMS spread is greater than or equal to the CMS spread barrier (meaning that CMS30 is greater than or equal to CMS2) on that day and (ii) the closing level of each underlying index, the NASDAQ 100® Index the Russell 2000® Index and S&P 500® Index, on that day is greater than or equal to its accrual barrier level.

(f) The interest rate during the Initial Interest Periods from the Original Issue Date of the notes and ending on but excluding January 22, 2022 shall be 8.00% per annum. Thereafter, the interest rate will depend on the number of calendar days during any given interest period on which the accrual provision is satisfied. The accrual provision shall be deemed to have been satisfied on each calendar day during such interest period on which (i) the closing level of the S&P 500® Index, as determined on the accrual determination date relating to such calendar day, is greater than or equal to the minimum index level and (ii) the closing level of the EURO STOXX® 50 Index, as determined on the accrual determination date relating to such calendar day, is greater than or equal to its minimum index level subject to a minimum interest rate of 0.00% per annum and a maximum interest rate of 10.00% per annum.

(g) The interest rate during the Initial Interest Periods from the Original Issue Date of the notes and ending on but excluding February 26, 2022 shall be 9.00% per annum. After the Initial Interest Periods, interest will accrue for each other Interest Period, at a per annum rate equal to the Spread (the 30-Year ICE Swap Rate minus the 2-Year ICE Swap Rate) on the applicable Determination Date for such Interest Period multiplied by the Multiplier, provided that the Closing Level of each Index, the S&P 500® Index and EURO STOXX® 50 Index, on each Accrual Determination Date during such Interest Period is greater than or equal to its Minimum Index Level (for each Index, 70.00% of its Initial Value), and subject to the Maximum Interest Rate of 9.00% and the Minimum Interest Rate of 0.00%.

(h) Interest will accrue on the securities (i) in years 1: at a rate of 12.00% per annum and (ii) in years 2 to maturity: for each day that the closing value of the S&P 500® Index is greater than or equal to 60% of the initial index value (which we refer to as the index reference level), at a variable rate equal to 5 times the difference, if any, between the 30-Year Constant Maturity Swap Rate ("30CMS") and the 2-Year Constant Maturity Swap Rate ("2CMS") as determined on the CMS reference determination date at the start of the quarterly interest payment period; subject to a maximum interest rate of 12% per annum for each interest payment period during the floating rate interest period and the minimum interest rate of 0.00% per annum.

(i) Interest will accrue on the securities (i) in Years 1 to 3: at a rate of 10.00% per annum and (ii) in Years 4 to maturity: for each day that the closing value of the S&P 500® Index is greater than or equal to 50% of the initial index value (which we refer to as the index reference level), at a variable rate per annum equal to 4 times the difference, if any, between the 30-Year Constant Maturity Swap Rate (“30CMS”) and the 2-Year Constant Maturity Swap Rate (“2CMS”), as determined on the CMS reference determination date at the start of the related monthly interest payment period; subject to the maximum interest rate of 10.00% per annum for each interest payment period during the floating interest rate period and the minimum interest rate of 0.00% per annum.

IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

(j) For each Interest Period commencing on or after the Original Issue Date through January 2021 (the “Fixed Rate Period”), the interest rate per annum will be equal to the Fixed Interest Rate of 10.000%. For each Interest Period beginning in January 2021 (the “Floating Rate Period”), the interest rate per annum will be equal to the product of (a) the 30-Year Constant Maturity Swap Rate minus the 2-Year Constant Maturity Swap Rate multiplied by the number of days the accrual condition is met divided by the number of days in the accrual period and (b) the Multiplier rate of 50, subject to the Maximum Interest Rate of 10.000% and the Minimum Interest Rate of 0.000%. The accrual condition is satisfied on days where Dow Jones Industrial AverageTM  and EURO STOXX® Banks Index are greater than or equal to 60% of the initial index level.

(k) The Notes pay interest (i) in the first two years, at a fixed rate of 9.00% per annum and (ii) after the first two years to maturity or early redemption by the issuer, at the Variable Rate per annum described below, subject to the Maximum Coupon Rate of 10.00% per annum and the Minimum Coupon Rate of 0.00% per annum. The “Variable Rate” for each Coupon Period commencing on or after the Fixed Rate Cutoff Date will be the rate computed based on the following formula: Variable Base Rate × (Variable Days/Actual Days). The “Variable Base Rate” for each Coupon Period will be the product of (i) the 30 Year CMS Rate on the related CMS Determination Date minus the 2 Year CMS Rate on the related CMS Determination Date (the “CMS Reference Spread”) and (ii) the Multiplier, subject to the Maximum Coupon Rate and the Minimum Coupon Rate. If, on the related determination date, the 30-year CMS rate is less than or equal to the 2-year CMS rate, interest will accrue at a rate of 0.00% for the coupon period. In addition, if on any calendar day, the closing level of any reference index, the NASDAQ 100® Index and EURO STOXX® Banks Index, is less than its respective coupon barrier level, interest will accrue at a rate of 0.00% per annum for that day.

(l) The Notes pay interest (i) in the first year at a fixed rate of 8.50% and (ii) after the first year to maturity or earlier redemption by the issuer, at the Variable Rate per annum described below. The “Variable Rate” for each Coupon Period commencing on or after the Fixed Rate Cutoff Date will be the rate computed based on the following formula: Base Rate × (Variable Days/Actual Days). The “Base Rate” means a per annum rate of 8.50%. The “Variable Days” means, with respect to each Coupon Period, the actual number of calendar days during such Coupon Period on which the Accrual Condition is satisfied; and the “Actual Days” means, with respect to each Coupon Period, the actual number of calendar days in such Coupon Period. With respect to a calendar day in any Coupon Period commencing on or after the Fixed Rate Cutoff Date, the Accrual Condition will be satisfied on such calendar day if both (i) the Reference Rate on such calendar day is greater than or equal to the Reference Rate Barrier and (ii) the Closing Level of each Reference Index, the NASDAQ 100® Index, S&P 500® Index and EURO STOXX® Bank Index on such calendar day is greater than or equal to its respective Coupon Barrier Level.

(m) Contingent interest will accrue on the securities during each accrual period at the contingent rate of 13.000% only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the SOFR CMS spread is greater than or equal to the SOFR CMS spread barrier (meaning that SOFR CMS30 is greater than or equal to SOFR CMS2) on that day and (ii) the closing level of each underlying index, the EURO STOXX® Banks Index and the S&P 500® Index, on that day is greater than or equal to its accrual barrier level. Accordingly, the accrual of interest during each accrual period will be contingent on the SOFR CMS spread and the level of each underlying index.

(n) This security is currently valued by the Advisor using fair valuation procedures approved by the Board of Trustees under the oversight of the Fair Valuation Committee. The aggregate value of such securities is $3,461,698 which represents 28.90% of net assets.

(o) Rate shown represents the 7-day effective yield at June 30, 2023, is subject to change and resets daily.

The following abbreviations are used in this portfolio:

Ltd. - Limited

LLC - Limited Liability Corporation

CMS - Constant Maturity Swap

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2023

	IMS Capital Value Fund	IMS Strategic Income Fund
Assets:
Investments in securities:
At cost	$31,450,487	$14,985,538
At value	$40,818,403	$11,814,875
Receivables:
Interest	13,561	187,343
Dividends	17,280	—
Fund shares sold	300	—
Prepaid expenses	8,602	10,374
Total assets	40,858,146	12,012,592

Liabilities:
Payables:
Fund shares redeemed	9,639	—
Due to Adviser	40,822	1,909
Due to administrator, fund accountant and transfer agent	12,238	7,593
Accrued trustee fees	2,468	2,468
Accrued expenses	20,596	20,894
Total liabilities	85,763	32,864
Commitments and contingencies (a)
Net Assets	$40,772,383	$11,979,728

Net Assets consist of:
Paid-in capital	$31,985,849	$38,468,188
Total distributable earnings / (accumulated deficit)	8,786,534	(26,488,460)
Total Net Assets	$40,772,383	$11,979,728

Shares outstanding (unlimited number of shares authorized, no par value)	1,548,361	5,806,992
Net asset value and offering price per share	$26.33	$2.06
Minimum redemption price per share (b)	$26.20	$2.05

(a)	See Note 4 in the Notes to Financial Statements.
(b)	A redemption fee of 0.50% will be assessed on shares of the Fund that are redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2023

	IMS Capital Value Fund	IMS Strategic Income Fund
Investment income:
Dividends	$336,236	$509,139
Interest	59,421	551,290
Total investment income	395,657	1,060,429

Expenses:
Investment Adviser fees (a)	440,886	149,128
Accounting, administration and transfer agent fees and expenses (a)	131,429	82,961
Trustee fees and expenses	24,291	24,291
Printing expenses	23,634	22,201
Legal expenses	19,394	19,042
Audit expenses	13,500	16,865
Registration expenses	11,446	13,924
Miscellaneous expenses	10,969	10,214
Insurance expenses	9,989	3,407
Compliance fees (a)	9,829	9,828
Custodian expenses	9,744	8,490
Pricing expenses	6,314	12,377
Shareholder networking fees	5,376	1,633
Interest expenses	3,682	4,095
Total expenses	720,483	378,456
Less: Fees waived and expenses reimbursed by Adviser (a)	(6,180)	(143,567)
Net expenses	714,303	234,889

Net Investment Income (Loss)	(318,646)	825,540

Realized and unrealized gain (loss) on investment securities:
Net realized loss on investment securities	(316,548)	(237,371)
Change in unrealized appreciation on investment securities	10,269,759	170,556
Net realized and unrealized gain (loss) on investment securities	9,953,211	(66,815)

Net Increase in Net Assets Resulting from Operations	$9,634,565	$758,725

(a) See Note 4 in the Notes to Financial Statements.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2023

Increase (decrease) in cash:
Cash flows from operating activities:
Increase (decrease) in net assets resulting from operations	$758,725
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Return of capital dividends received	4,705
Accretion of discount/Amortization of premium, net	(49,159)
Purchase of investment securities	(54,883,521)
Proceeds from disposition of investment securities	54,314,771
Sells of short-term investment securities, net	511,396
Increase in dividends and interest receivable	(27,138)
Decrease in receivables for securities sold	2,816,430
Decrease in prepaid expenses	1,607
Decrease in payable for securities purchased	(3,014,558)
Increase in accrued expenses	1,625
Net unrealized depreciation on investment securities	(170,556)
Net realized gain on investment securities	237,688
Net cash provided by operating activities	502,015

Cash flows from financing activities:
Proceeds from loan	2,432,957
Payments on loan	(2,432,957)
Proceeds from Fund shares sold	306,265
Payment on Fund shares redeemed	(796,405)
Cash distributions paid	(11,875)
Net cash used for financing activities	(502,015)

Net increase in cash	$—

Cash:
Beginning of year	$—
End of year	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $838,481 and a decrease in payable for Fund shares redeemed of $9,745.

Interest paid by the Fund for outstanding balances on the line of credit amounted to $4,095.

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
Increase (Decrease) in Net Assets due to:
Operations:
Net investment loss	$(318,646)	$(496,787)
Net realized gain (loss) on investment securities	(316,548)	69,201
Change in unrealized appreciation (depreciation) on investment securities	10,269,759	(11,728,030)
Net increase (decrease) in net assets resulting from operations	9,634,565	(12,155,616)

Distributions to shareholders from:
Distributable earnings	—	(5,332,911)
Total Distributions	—	(5,332,911)

Capital share transactions:
Proceeds from shares purchased	462,146	2,624,991
Reinvestment of distributions	—	5,276,690
Amount paid for shares redeemed	(3,402,589)	(1,689,972)
Proceeds from redemption fees	605	5
Net increase (decrease) in net assets from share transactions	(2,939,838)	6,211,714

Total Increase (Decrease) in Net Assets	6,694,727	(11,276,813)

Net Assets:
Beginning of year	$34,077,657	$45,354,470

End of year	$40,772,384	$34,077,657

Capital Share Transactions
Shares purchased	19,969	86,670
Shares issued in reinvestment of distributions	—	183,091
Shares redeemed	(151,681)	(58,435)
Net increase (decrease) in capital shares	(131,712)	211,326

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$825,540	$972,736
Net realized loss on investment securities	(237,371)	(710,659)
Change in unrealized appreciation (depreciation) on investment securities	170,556	(3,272,111)
Net increase (decrease) in net assets resulting from operations	758,725	(3,010,034)

Distributions to shareholders from:
Distributable earnings	(850,355)	(937,637)
Total Distributions	(850,355)	(937,637)

Capital share transactions:
Proceeds from shares purchased	306,265	269,017
Reinvestment of distributions	838,481	923,979
Amount paid for shares redeemed	(787,151)	(719,911)
Proceeds from redemption fees	491	—
Net increase in net assets from share transactions	358,086	473,085

Total Increase (Decrease) in Net Assets	266,456	(3,474,586)

Net Assets:
Beginning of year	$11,713,272	$15,187,858

End of year	$11,979,728	$11,713,272

Capital Share Transactions
Shares purchased	147,213	99,810
Shares issued in reinvestment of distributions	403,098	361,537
Shares redeemed	(381,620)	(277,137)
Net increase in capital shares	168,691	184,210

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net Asset Value, Beginning of Year	$20.28	$30.88	$22.50	$23.47	$24.75

Investment Operations:
Net investment income (loss)	(0.22)	(0.30)	(0.18)	0.06	(0.02)
Net realized and unrealized gain (loss) on investments	6.27	(6.76)	9.13	0.21	1.27
Total from investment operations	6.05	(7.06)	8.95	0.27	1.25

Less Distributions to Shareholders:
From net investment income	—	—	(0.04)	—	—
From net realized capital gains	—	(3.54)	(0.53)	(1.24)	(2.53)
Total distributions	—	(3.54)	(0.57)	(1.24)	(2.53)

Paid in capital from redemption fees (d)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net Asset Value, End of Year	$26.33	$20.28	$30.88	$22.50	$23.47

Total Return (b)	29.83%	(26.27)%	40.16%	0.77%	6.99%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$40,772	$34,078	$45,354	$31,243	$30,372

Ratio of expenses to average net assets: (c)	1.96%	1.82%	1.85%	1.88%	1.80%

Ratio of expenses to average net assets before waiver & reimbursement: (c)	1.98%	1.82%	1.85%	1.88%	1.80%

Ratio of net investment income (loss) to average net assets: (c)	(0.87)%	(1.10)%	(0.69)%	0.26%	(0.10)%

Ratio of net investment income to average net assets before waiver & reimbursement: (c)	(0.89)%	(1.10)%	(0.69)%	0.26%	(0.10)%

Portfolio turnover rate	22.21%	37.16%	79.58%	263.64%	17.29%

(a)	Represents less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c)	The ratios include 0.01% of interest expense during the years ended June 30, 2019, June 30, 2020, June 30, 2021 and June 30, 2023 and 0.002% during the year ended June 30, 2022.
(d)	The average shares method was used to calculate redemption fees.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019
Net Asset Value, Beginning of Year	$2.08	$2.78	$2.30	$2.61		$2.45

Investment Operations:
Net investment income	0.15	0.18	0.15	0.15		0.13
Net realized and unrealized gain (loss) on investments	(0.02)	(0.71)	0.49 (a)	(0.31	)(a)	0.16 (a)
Total from investment operations	0.13	(0.53)	0.64	(0.16)		0.29

Less Distributions to Shareholders:
From net investment income	(0.15)	(0.17)	(0.16)	(0.15)		(0.13)
Total distributions	(0.15)	(0.17)	(0.16)	(0.15)		(0.13)

Paid in capital from redemption fees (e)	0.00 (b)	—	—	0.00	(b)	0.00 (b)

Net Asset Value, End of Year	$2.06	$2.08	$2.78	$2.30		$2.61

Total Return (c)	6.42%	(20.06)%	28.53%	(6.31)%		12.22%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$11,980	$11,713	$15,188	$11,742		$5,914

Ratio of expenses to average net assets: (d)	1.98%	1.96%	1.95%	1.96%		1.98%

Ratio of expenses to average net assets before waiver & reimbursement: (d)	3.20%	2.77%	2.87%	3.62%		4.29%

Ratio of net investment income to average net assets: (d)	6.97%	6.85%	5.88%	6.58%		5.27%

Ratio of net investment income to average net assets before waiver & reimbursement: (d)	5.76%	6.03%	4.96%	4.92%		2.95%

Portfolio turnover rate	493.36%	477.02%	531.13%	390.29%		728.46%

(a)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net assets value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of subscriptions and redemptions in relation to fluctuating market values.
(b)	Represents less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	The ratios include 0.03% of interest expense during the year ended June 30, 2019, 0.01% during the year ended June 30, 2020, 0.002% for the year ended June 30, 2021, 0.01% for the year ended June 30, 2022 and 0.03% for the year ended June 30, 2023.
(e)	The average shares method was used to calculate redemption fees.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2023

NOTE 1. ORGANIZATION

The IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund (the “Value Fund”) and the IMS Strategic Income Fund (the “Income Fund”), were each organized as a diversified series of 360 Funds (the “Trust”) on June 20, 2014. The Trust was organized on February 24, 2005, as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The investment objective of the Value Fund is to provide long-term growth from capital appreciation and secondarily, income from dividends. The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment adviser of each Fund is IMS Capital Management, Inc. (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

Management has evaluated the Funds’ tax positions taken on Federal income tax returns for all open tax years (tax years ended June 30, 2020, June 30, 2021 and June 30, 2022) and expected to be taken during the year ended June 30, 2023, and has concluded that no provision for income tax is required in these financial statements. As of and during the year ended June 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year ended June 30, 2023, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2020.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2023

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board of Trustees (the “Board”)).

Security Transactions and Related Income – Each Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and Distributions – The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

For the year ended June 30, 2023, the Funds made the following reclassifications to increase (decrease) the components of net assets. The reclassifications are primarily attributable to the reclass of net ordinary losses to paid-in capital.

Fund	Paid-in Capital	Total Accumulated Earnings (Deficit)
Value Fund	$(422,370)	$422,370
Income Fund	(1,920)	1,920

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2023

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using a Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange. A description of the valuation techniques applied to each Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.

Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2023

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, structured notes and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 2 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities. The Adviser has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The SEC recently adopted Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for registered investment company fair valuation practices. Under the new rule a greater number of the Funds’ securities may be subject to fair value pricing. The Funds’ fair value policies and procedures and valuation practices were updated to comply with Rule 2a-5. Specifically, the Board designated the Adviser as the Funds’ “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2023

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

The Fund’s policies regarding fair value pricing are intended to result in a calculation of a Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using a Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using a Fund’s normal pricing procedures.

Pursuant to policies adopted by the Board, the Valuation Designee reports all fair valued securities to the Board at least quarterly. The Board monitors and evaluates the Fund’s use of fair value pricing. These securities will be categorized as Level 3 securities.

The following is a summary of the inputs used to value the Value Fund’s investments as of June 30, 2023:

	Valuation Inputs
Investments at Value	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stock*	$37,581,645	$—	$—	$37,581,645
Money Market Securities	3,236,758	—	—	3,236,758
Total	$40,818,403	$—	$—	$40,818,403

* Refer to the Schedule of Investments for industry classifications.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2023

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used to value the Income Fund’s investments as of June 30, 2023:

	Valuation Inputs
Investments at value	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Corporate Bonds	$—	$7,980,341	$—	$7,980,341
Structured Notes	—	—	3,461,698	3,461,698
Money Market Securities	372,836	—	—	372,836
Total	$372,836	$7,980,341	$3,461,698	$11,814,875

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund and the Income Fund did not hold any derivative instruments during the reporting period. The Value Fund and the Income Fund recognize transfers between fair value hierarchy levels at the end of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2022	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2023
Structured Notes	$3,524,266	$—	$5,756	$(68,324)	$—	$—	$—	$—	$3,461,698
Total	$3,524,266	$—	$5,756	$(68,324)	$—	$—	$—	$—	$3,461,698

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of June 30, 2023:

	Quantitative information about Level 3 fair value measurements
	Fair value at 06/30/2023	Valuation technique(s)	Unobservable input	Range
Structured Notes	$3,461,698	Vendor Pricing	Broker quotes (1)	$51.32–$87.53

(1)  A significant increase in this input in isolation would result in a significantly higher fair value measurement. Unobservable inputs from the broker quotes were not included because the Income Fund does not develop the quantitative inputs and they are not readily available.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2023

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at June 30, 2023 was $(68,324) as shown below.

Total Change in Unrealized Depreciation
Structured Notes	$(68,324)
Total	$(68,324)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser serves as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Funds and manages the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board of Trustees.

IMS Capital Management, Inc. (the “Adviser”) as entered into an Expense Limitation Agreement with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of each Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired funds fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, interest and dividend expense on securities sold short, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”)) to not more than 1.95% until and through at least October 31, 2023. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years from the date of the waiver or reimbursement, provided that the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time of repayment.

Under the terms of the Advisory Agreement, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned, fee waivers and recoupments, and expenses reimbursed during the year ended June 30, 2023, as well as amounts due to the Adviser at June 30, 2023.

	Value Fund	Income Fund
Management fee under Advisory Agreement (as a percentage of average net assets)	1.21%	1.26%
Expense limitation (as a percentage of average net assets)	1.95%	1.95%
Management fees earned	$440,886	$149,128
Fees waived and expenses reimbursed	$(6,180)	$(143,567)
Payable to Adviser	$40,822	$1,909

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2023

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued)

The amounts subject to repayment by the Funds pursuant to the aforementioned conditions, are as follows:

Fund	Amount	Expires June 30,
Income Fund	$91,367	2024
Income Fund	$115,814	2025
Income Fund	$143,567	2026
Value Fund	$6,180	2026

The Trust has entered into an Investment Company Services Agreement (the “Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Funds’ portfolio securities; (d) pricing the Funds’ shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Funds’ legal compliance; and (j) maintaining shareholder account records.

For the year ended June 30, 2023, the Funds accrued servicing fees, including out of pocket expenses, as follows:

Fund	Service Fees
Value Fund	$131,429
Income Fund	$82,961

The Funds have also entered into a CCO Service Agreement (the “CCO Agreement”) with M3Sixty to provide Chief Compliance Officer (“CCO”) services to the Funds. For the year ended June 30, 2023, the Funds accrued CCO servicing fees as follows:

Fund	CCO Service Fees
Value Fund	$9,829
Income Fund	$9,828

Certain officers and a Trustee of the Trust are also employees and/or officers of M3Sixty.

M3Sixty Distributors, LLC (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the year ended June 30, 2023.

The Distributor is not affiliated with the Adviser. The Distributor is an affiliate of M3Sixty.

NOTE 5. LINE OF CREDIT

During the year ended June 30, 2023, the IMS Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit secured by the Funds’ investments. Borrowings under this agreement bear interest at SOFR plus 1.500%. Maximum borrowings for each Fund are lesser of $2,000,000 or 10% of the Fund’s daily investments at value. Total borrowings for the Funds cannot exceed $2,000,000 at any time. The current agreement expires on September 4, 2023. Borrowing information as-of and during the year ended June 30, 2023 were as follows:

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2023

NOTE 5. LINE OF CREDIT (continued)

	Value Fund	Income Fund
Maximum available bank line of credit as of June 30, 2023	$2,000,000	$1,181,488
Average borrowings for the year	$262,033	$87,506
Average interest rate for the year	6.288%	5.472%
Highest balance drawn during the year	$537,403	$808,855
Interest rate at June 30, 2023	6.774%	6.774%
Line of credit borrowing at June 30, 2023	$—	$—

NOTE 6. INVESTMENTS

For the year ended June 30, 2023 purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value Fund	Income Fund
Purchases	$7,656,241	$54,883,521
Sales	$11,399,096	$54,314,771

As of June 30, 2023, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Income Fund
Gross Appreciation	$10,085,881	$89,344
Gross (Depreciation)	(753,129)	(3,260,007)
Net Depreciation on Investments	$9,332,752	$(3,170,663)
Tax Cost	$31,485,651	$14,985,538

The difference between book basis and tax basis unrealized appreciation (depreciation) of the Value Fund’s investments is primarily attributable to the tax deferral of losses on wash sales.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2023, NFS LLC (“NFS”) and TD Ameritrade, Inc. (“Ameritrade”) held, for the benefit of their customers, greater than 25% of the Funds’ voting securities. As a result, both NFS and Ameritrade may be deemed to control the Funds. The percentages of voting securities of the Funds held by NFS and Ameritrade as of June 30, 2023 were as follows:

	Value Fund	Income Fund
NFS	35.79%	36.98%
Ameritrade	39.91%	54.85%

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2023

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund – For the year ended June 30, 2023, the Value Fund paid no distributions.

The tax characterization of distributions for the fiscal year ended June 30, 2023 and for the fiscal year ended June 30, 2022 was as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2022
Ordinary Income	$—	$2,646,039
Long-term Capital Gains	—	2,686,872
Total Distributions paid	$—	$5,332,911

Income Fund – For the year ended June 30, 2023, the Income Fund paid monthly distributions totaling $0.150 per share.

The tax characterization of distributions for the fiscal years ended June 30, 2023, and June 30, 2022 were as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2022
Ordinary Income	$850,355	$937,637
Total Distributions paid	$850,355	$937,637

As of June 30, 2023, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Value Fund	Income Fund
Undistributed net investment income	$—	$—
Deferred capital and other losses	(460,147)	—
Accumulated realized capital gains (losses)	(86,071)	(23,317,797)
Net unrealized appreciation (depreciation)	9,332,752	(3,170,663)
	$8,786,534	$(26,488,460)

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For disclosure purposes, these deferrals are included in “Deferred capital and other losses” above.

As of June 30, 2023, deferred capital and other losses noted above consist of:

	Post-October Capital Losses	Late Year Ordinary Losses
Value Fund	$316,548	$143,599
Income Fund	—	—

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2023

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At June 30, 2023, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

	Value Fund	Income Fund
No expiration – short-term	$—	$8,143,863
No expiration – long-term	86,071	15,173,934
	$86,071	$23,317,797

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. During the year ended June 30, 2023, the Funds did not utilize any capital loss carryforwards.

NOTE 10. STRUCTURED NOTES

The Income Fund invests in certain structured products, including interest rate or index-linked notes. These structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may lose some of its principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price. In the case of a decrease in the value of the underlying asset, the Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

At June 30, 2023, the aggregate value of such securities amounted to $3,461,698 and the value amounts to 28.90% of the net assets of the Income Fund.

NOTE 11. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Valuation Designee, subject to oversight by the Board. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A or Regulation S the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At June 30, 2023, the aggregate value of such securities amounted to $1,382,122 and the value amounts to 11.54% of the net assets of the Income Fund.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2023

NOTE 11. RESTRICTED SECURITIES (continued)

	Acquisition Date		Principal Amount	Amortized Cost	Value
American Airlines Group, 3.75% due 03/01/2025, 144A	2/04/2021	(a)	$525,000	$484,178	$497,986
Broadcom, Inc., 3.50%, due 02/15/2041, 144A	5/23/2023		600,000	440,621	448,187
Staples, Inc., 10.75%, due 04/15/2027, 144A	4/12/2021	(b)	750,000	749,226	435,949
				$1,674,025	$1,382,122

(a)	An additional purchases was made on 4/23/2021.
(b)	Additional purchases were made on 6/3/2021 and 12/29/2021.

NOTE 12. SUBSEQUENT EVENTS

On July 17, 2023, the Income Fund declared a dividend of $58,045, which was payable on July 17, 2023.

On August 15, 2023 the Income Fund declared a dividend of $58,250, which was payable on August 15, 2023.

Management has evaluated subsequent events through the issuance of the financial statements and has noted no other such events that would require disclosure.

NOTE 13. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

NOTE 14. NEW ACCOUNTING PRONOUNCMENTS

In June 2022, FASB issued Accounting Standards Update No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. For RICs, such as the Fund, ASU 2022-03 will be applicable to equity securities with contractual sale restrictions executed, or modified, after the date of adoption. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of IMS Capital Value Fund and IMS Strategic Income Fund

and Board of Trustees of 360 Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IMS Capital Value Fund, and IMS Strategic Income Fund (the “Funds”), each a series of 360 Funds, as of June 30, 2023, and the related statements of operations and changes in net assets, the statement of cash flows for IMS Strategic Income Fund, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the funds as of June 30, 2023, the results of their operations, the changes in net assets, the cash flows for IMS Strategic Income Fund, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended June 30, 2022, and prior, were audited by other auditors whose report dated August 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

August 31, 2023

TRUSTEES AND OFFICERS – (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. This section provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively. The Statement of Additional Information for each Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at (800) 934-5550.

Trustees and Officers. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Tom M. Wirtshafter YOB: 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment Advisor) (2009–present).	Seven	None
Steven D. Poppen YOB: 1968	Trustee	Since 2018	Executive Vice President and Chief Business Administration Officer, Minnesota Vikings (professional sports organization) (1999–present); Executive Vice President and Chief Financial Officer, MV Ventures, LLC (real estate developer) (2016-present)	Seven	IDX Funds (2015 –2021); FNEX Ventures (1 portfolio) (2018-2020)
Thomas J. Schmidt YOB: 1963	Trustee and Independent Chairman	Since 2018 Since 2022	Principal, Tom Schmidt & Associates Consulting, LLC (2015–present)	Seven	Lind Capital Partners Municipal Credit Income Fund (1portfolio) (2021–present); FNEX Ventures (1 portfolio)(2018-2020)
Interested Trustee*
Randall K. Linscott YOB: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013–present)	Seven	IDX Funds (2015 –2021)

* The Interested Trustee is an Interested Trustee because he is an officer and principal owner of the Administrator.

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Richard Yates YOB: 1965	Chief Compliance Officer and Secretary	Since 2021	Of Counsel, McElroy Deutsch (2020–present); Head of Compliance, M3Sixty Administration, LLC (2021–present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2021–present); Founder, The Yates Law Firm (2018–2020); Chief Legal Officer, Manning & Napier, Inc. (2000–2018).	N/A	N/A
Larry E. Beaver, Jr. YOB: 1969	Treasurer	Since 2021	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017–Present); Assistant Treasurer, 360 Funds Trust (2017–2021); Chief Accounting Officer, Amidex Funds, Inc. (2003–2020); Assistant Treasurer, Capital Management Investment Trust (2017–2018); Assistant Treasurer, IDX Funds (2017–2021); Assistant Treasurer, WP Funds Trust (2017–2021).	N/A	N/A
Tony DeMarino YOB: 1970	Anti-Money Laundering (“AML”) Officer	Since 2022	Principal Executive Officer, Matrix 360 Distributors, LLC (2022–present); Partner, Primark Capital (2020–2022); Head of Distribution, Cognios Capital, LLC (2016–2020).	N/A	N/A

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration, LLC. Each Trustee who is not an “interested person” (an “Independent Trustee”) receives a $5,000 annual retainer (paid quarterly). In addition, each Independent Trustee receives, on a per fund basis: (i) a fee of $1,500 per fund each year (paid quarterly); (ii) a fee of $200 per Board meeting attended; and (iii) a fee of $200 per committee meeting attended. The Trust reimburses each Trustee for travel and other expenses incurred in connection with, and/or related to, the performance of their obligations as a Trustee. Officers of the Trust are also reimbursed for travel and other expenses relating to their attendance at Board meetings.

Name of Trustee[1]	Aggregate Compensation From the IMS Family of Funds[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the IMS Family of Funds Paid to Trustees[2]
Independent Trustees
Arthur Q. Falk (4)	$5,500	None	None	$5,500
Tom M. Wirtshafter	$7,067	None	None	$7,067
Gary W. DiCenzo (3)	$1,967	None	None	$1,967
Steven D. Poppen	$7,067	None	None	$7,067
Thomas J. Schmidt	$7,067	None	None	$7,067

Interested Trustee
Randall K. Linscott	None	None	None	None

1  Each of the Trustees serves as a Trustee to two IMS Family of Funds of the Trust. The Trust currently offers seven series of shares.

2  Figures are for the year ended June 30, 2023.

3  Gary W. DiCenzo resigned as Trustee effective October 25, 2022.

4  Arthur Q. Falk resigned as Trustee effective January 24, 2023.

OTHER INFORMATION – (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 934-5550 to request a copy of the SAI or to make shareholder inquiries.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 934-5550; and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (800) 934-5550; and on the SEC’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Funds’ fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. For the year ended June 30, 2023, certain distributions paid by the Funds may be subject to a maximum tax rate of 20%. The Value Fund and Income Fund intend to designate up to a maximum amount of $0 and $850,355, respectively, as taxed at a maximum rate of 20%.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2024 to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their own tax advisors.

Change in Independent Registered Public Accounting Firm

 On March 9, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Funds. The Audit Committee of the Board of Trustees approved the replacement of BBD with Cohen & Company, Ltd. (“Cohen”) as a result of Cohen’s acquisition of BBD’s investment management audit practice.

The report of BBD on the financial statements of the Funds for the two fiscal years ended June 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the two fiscal years ended June 30, 2022, and during the subsequent interim period through March 9, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such year or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Funds requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to Form N-CSR.

On April 25, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Funds’ independent registered public accounting firm for the fiscal year ending June 30, 2023.

During the two fiscal years ended June 30, 2022, and during the subsequent interim period through April 25, 2023, neither the Funds, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Board Review of Liquidity Risk Management Program

As required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), at a meeting held on April 25, 2023, M3Sixty presented an annual assessment to the Board that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each Fund’s Highly Liquid Investment Minimum (“HLIM”) and the reasonably anticipated trade size (“RATS”). The annual assessment included consideration of the following factors, as applicable:

OTHER INFORMATION – (Unaudited) (continued)

Board Review of Liquidity Risk Management Program (continued)

-	the Funds’ investment strategies and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions;
-	the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers;
-	the use of borrowings and derivatives for investment and redemption purposes; and
-	redemption history and shareholder activity volatility.

The annual assessment for the period from December 1, 2021 through November 30, 2022, concluded there were no illiquid investments exceeding the 15% threshold for any Fund. In addition, all Funds held adequate levels of cash and highly liquid investments to meet increasing shareholder redemption activities within the requirements of the Liquidity Rule. The annual assessment discussed how the HLIM and the RATS parameters were established and that no changes were recommended to these key program parameters for the next year.

During the assessment period, the Board did not approve any material changes to the program systems parameters and reporting thresholds, and no changes were expected in 2023. M3Sixty also noted no staffing changes occurred during the reporting period that had a material impact on the effectiveness of the Liquidity Program.

M3Sixty concluded, and reported to the Board, that the Liquidity Program operated adequately and effectively and is reasonably designed to assess and manage each Fund’s liquidity risk.

Approval of the Renewal of the Investment Advisory Agreement

At a meeting held on April 25, 2023, the Board considered the renewal of the Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser. Legal counsel (“Counsel”) noted that the 1940 Act requires the approval of an investment advisory agreement with the Trust by a majority of the Independent Trustees.

Counsel reviewed with the Board a memorandum from Counsel addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Advisory Agreement) between the Trust and the Adviser (the “Adviser,” solely for this portion of the minutes) concerning the Funds. A copy of this memorandum was circulated to the Trustees in advance of the Meeting and is included in the Meeting Materials. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Funds; (iii) the costs of the services provided and profits realized by the Adviser from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information prepared or presented in connection with the annual renewal process, including information submitted to the Board in the Adviser’s presentation earlier in the Meeting. The Board requested and was provided with information and reports that are in the Meeting Materials relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the Funds and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Funds from the Adviser; (iii) periodic commentary on the reasons for the performance; (iv) presentations by Funds’ management addressing the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Funds’ and the Adviser; (vi) disclosure information contained in the registration statement of the Trust; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

OTHER INFORMATION – (Unaudited) (continued)

Approval of the Renewal of the Investment Advisory Agreement (continued)

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Fund’s expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (iii) benefits to be realized by the Adviser from its relationship with the Funds. In addition, the Board had an extensive discussion with the portfolio managers from the Adviser regarding the matters discussed below.

(1)       The nature, extent, and quality of the services provided by the Adviser.

The Board considered the responsibilities the Adviser has under the Advisory Agreement for the Funds. The Board reviewed the services provided by the Adviser to the Funds including, without limitation: its processes for formulating investment recommendations and assuring compliance with the Funds’ investment objectives and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow assets and assist in the distribution of Funds’ shares. The Board considered the Adviser’s personnel and methods of operating; succession plans; the education and experience of the Adviser’s staff; and its compliance program. The Board also considered the Adviser’s commitment to dedicating appropriate resources to support the Funds’ operations. After reviewing the preceding and further information, including the expanded ownership program at the Adviser, from the Adviser, the Board concluded that the nature, extent, and quality of the services provided by the Adviser was satisfactory and adequate for the Funds.

(2)       Investment Performance of the Funds and the Adviser.

The Board compared the short- and long-term performance of the Funds to its benchmark, comparable funds with similar objectives and size managed by other investment advisers, and peer group indices (e.g., Morningstar category averages). The Board also considered the consistency of the Adviser’s management of each Fund with its investment objective and policies.

The Board considered the peer, benchmark, and category performance of the Value Fund and the Income Fund over various periods. The Board noted that Capital Value Fund had underperformed its benchmark for the three, five, and ten-year periods ended March 31, 2023 and underperformed its peer group average and median returns for the one-, three, five, and ten-year periods. The Board concluded that over the longer term, the Value Fund’s performance was within a reasonable range of its peer group. For the Income Fund, the Board noted that it had underperformed its primary benchmark for the 10 year-period ended March 31, 2023, but had overperformed the benchmark for the three- and five-year periods; the Board also concluded that it had its peer group’s average and median returns for the one- three-, five-, and ten-year periods ended March 31, 2023. The Board considered the Adviser’s representation that the Funds’ underperformance was due in part to the Funds small size, which results in higher expenses and deters larger institutional investments. Based on the preceding, the Board concluded that the investment performance information presented for the Funds was satisfactory.

(3)       The costs of the services provided, and profits realized, by the Adviser from the relationship with the Funds.

The Trustees considered: the Adviser’s staffing, personnel, and methods of operating; the financial condition of the Adviser and its level of commitment to the Funds; the asset levels of the Funds; and the overall expenses of the Funds. The Trustees considered the financial statements of the Adviser and the financial stability and productivity of the firm. The Board considered the Adviser’s strategic plans to manage costs related to its operations. The Trustees considered the fees and expenses of the Funds (including the management fee) relative to its category as of March 31, 2023. The Trustees noted that the Funds’ management fees and net expense ratios were above their respective category averages and medians, but within a reasonable range within the category. The Trustees concluded that both the net expense ratios and management fees of the Funds were within a reasonable range for their respective categories.

OTHER INFORMATION – (Unaudited) (continued)

Approval of the Renewal of the Investment Advisory Agreement (continued)

The Trustees recognized that the Funds were smaller than most of their peers, which affects the net expense ratios of the Funds and the Adviser’s ability to provide breakpoints in its management fee. The Trustees noted that regarding the Funds, the Adviser has entered into an expense limitation agreement according to which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, to limit each Fund’s annual operating expenses (with industry-standard exceptions) through October 31, 2024. The Trustees also considered the fees assessed to the Adviser’s clients with separate accounts that were managed by the Adviser with strategies similar to the Funds and observed that the fees for such clients were generally lower than those assessed to the Funds in this regard, the Trustees considered the Adviser’s representation that the Funds’ fees are higher, in general, due to the administrative and compliance burdens associated with the management of mutual funds, including compliance with numerous regulatory rules that took effect during the most recent fiscal year. The Board also noted that the Adviser realizes a reasonable profit for its management of the Funds. Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the fees paid to the Adviser by each of the Funds were fair and reasonable.

(4)       The extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.

The Board considered the Funds’ fee arrangements with the Adviser. The Trustees determined that although the management fee would stay the same as asset levels increased, the shareholders of the Funds would benefit from the expense limitation arrangement for each of the Funds. The Board noted that while a breakpoint schedule in an Advisory Agreement would be beneficial, such a feature only had benefits if the Funds’ assets were enough to realize the effect of the breakpoint. The Board noted that lower expenses for the Funds’ shareholders are realized immediately with the expense limitation arrangements with the Adviser. The Board further noted that the Funds’ assets were at such levels that the expense limitation arrangement was providing benefits to the Funds’ shareholders. The Board also noted that the Funds would benefit from economies of scale under its agreements with other service providers, which the Adviser had helped to negotiate on behalf of the Funds. Following further discussion of the Funds’ asset levels, expectations for growth, and expense structure, the Board determined that the Funds’ fee arrangements, considering all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the Funds’ investors.

(5)       Possible conflicts of interest and benefits derived by the Adviser.

The Board evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Funds; the fact that the Adviser uses soft dollars, but that all research and services generated by the soft dollars are for the Funds exclusively; the basis of decisions to buy or sell securities for the Funds; and the substance and administration of the Adviser’s code of ethics. The Board also considered the revenue sharing arrangements between the Adviser and various distributions partners, noting that the current arrangements related to the Adviser’s separate accounts only. Based on the preceding, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. It was noted that the Adviser indicated that the ability to place investors in the Funds who did not meet the Adviser’s minimum separate account size was an indirect benefit to the Adviser.

360 FUNDS

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

IMS Capital Management, Inc.

8995 S.E. Otty Road,

Portland, OR 97086

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

DISTRIBUTOR

M3Sixty Distributors, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company

1835 Market Street

Suite 310

Philadelphia, PA 19103

LEGAL COUNSEL

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

CUSTODIAN BANK

Huntington National Bank
41 South Street
Columbus, OH 43125

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the "audit committee financial expert" as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,000 and $22,000 with respect to the registrant’s fiscal years ended June 30, 2023 and June 30, 2022, respectively. The June 30, 2023 fees were paid to Cohen and Company and the June 30, 2022 fees were paid to BBD, LLP.

(b)	Audit-Related Fees. There were no fees billed with respect to the registrant's fiscal year ended June 30, 2023, and $2,365 of fees were billed with respect to fiscal year ended June 30, 2022 for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item. The fees were to cover additional costs incurred by the audit firm from independent third-party evaluations of structured notes held by the Funds. The June 30, 2022 fees were paid to BBD, LLP.

(c)

Tax Fees. The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $4,000 and $4,000 with respect to the registrant’s fiscal years ended June 30, 2023 and June 30, 2022, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns. The June 30, 2023 fees were paid to Cohen and Company and the June 30,  2022 fees were paid to BBD, LLP.

(d)

All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended June 30, 2023 and $0 for the fiscal year ended June 30, 2022 for the IMS Family of Funds.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the last two fiscal years ended June 30, 2023 and June 30, 2022 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable, Fund is an open-end management investment company

ITEM 13.	EXHIBITS

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Letter from the Funds’ former accountant pursuant to Item 304(a)(3) of Regulation S-K is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer,
Date: November 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: November 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Treasurer and Principal Financial Officer
Date: November 17, 2023